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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

          Date of report (Date of earliest event reported) June 5, 2002
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                             STAR GAS PARTNERS, L.P.
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             (Exact name of registrant as specified in its charter)


         Delaware                       33-98490                 06-1437793
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(State or other jurisdiction    (Commission File Number)       (IRS Employer
   of incorporation)                                         Identification No.)

   2187 Atlantic Street, Stamford, CT      06902
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(Address of principal executive offices)(Zip Code)

        Registrant's telephone number, including area code (203) 328-7300
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5. Other Events

This Form 8-K consists of a copy of the underwriting agreement for a firm commitment public offering of up to 1,800,000 common units (plus a 15% over-allotment option) of the registrant that were previously registered pursuant to a shelf registration statement on Form S-3 (SEC File No. 333-57994), together with an opinion of counsel relating thereto. This Form 8-K also includes as an Exhibit hereto the Consent of KPMG LLP.

Item 7. Financial Statements and Exhibits

(c)      Exhibits

                1. Underwriting Agreement, dated as of June 4, 2002, by and among Star Gas Partners, L.P., UBS Warburg LLC and A.G. Edwards & Sons, Inc.

                5.1   Opinion of Phillips Nizer LLP (including consent).

                23.1  Consent of KPMG LLP.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Star Gas Partners, L.P.
By:  Star Gas LLC (General Partner)



         Signature                         Title                      Date
         ---------                         -----                      ----

                               Chairman of the Board and Chief    June 5, 2002
                               Executive Officer
    /s/ Irik P. Sevin          Star Gas LLC
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By:  Irik P. Sevin             (Principal Executive Officer)


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